Exhibit 10.1

Equity Transfer Agreement

Party A 1: Inner Mongolian Xiangzhen Mining Group Co., Ltd.

   (Legal Person Shareholder, hereinafter referred to as “Xiangzhen Mining”)

   Legal Representative:  Yu Xiaojing

                 Registered Address: Wu Lan Hua Town, Si Zi Wang District, Wu Lan Cha Bu City, Inner Mongolia

Party A 2: Yu Xiaojing (Natural Person Shareholder)

                   ID Card No.: 620402195701131322

The above are collectively referred to as “Party A” herein.

Party B:    Wang Dechang

                  ID Card No.: 350102196303100371

Whereas:

Party A owns 100% equity of Xinjiang Province Wuqia County Tianzhen Mining Co., Ltd. (hereinafter referred to as “Tianzhen Company”) (Xiangzhen Mining owns 99% and Yu Xiaojing owns 1% equity). Tianzhen Company wholly owns the exploration certificate (certificate No.: 6500000410195) over Xinjiang Province Wuqia County Huayuan Copper Deposit, the exploration certificate (certificate No. 6500000731651) over Xinjiang Province Wuqia County Jiangejier Lead-Zinc Deposit, and the exploration certificate (certificate No.: 6500000511592) over Xinjiang Province Wuqia County Wuzunagen Lead-Zinc Deposit.

The main parameters of the three mine exploration certificates are the following:

1.

The exploration certificate over Xinjiang Province Wuqia County Huayuan Copper Deposit, area: 31.71 square kilometers; 8 breaking points are circled:

Serial No.       East Longitude              North Latitude

1                        74°55’45’’                  39°39’45’’

2                        74°55’45’’                  39°42’00’’

3                        74°58’00’’                  39°39’45’’

4                        74°58’00’’                  39°39’30’’

5                        74°58’45’’                  39°41’30’’

6                        74°55’45’’                  39°42’00’’

7                        75°01’15’’                  39°42’00’’

8                        75°01’15’’                  39°39’45’’

2.

The mine exploration certificate over Xinjiang Province Wuqia County  Jiangejier Lead-Zinc Deposit, area: 21.07 square kilometers; 14 breaking points are circled:

Serial No.           East Longitude          North Latitude

1                          74°17’15’’                 39°54’00’’

2                          74°17’15’’                 39°55’30’’

3                          74°18’00’’                 39°55’30’’

4                          74°18’00’’                 39°56’45’’

5                          74°18’30’’                 39°56’45’’

6                           74°18’30’’                39°58’15’’

7                           74°20’30’’                39°58’15’’

8                           74°20’30’’                39°57’00’’

9                           74°20’00’’                39°57’00’’

10                         74°20’00’’                39°56’00’’

11                         74°19’30’’                39°56’00’’

12                         74°19’30’’                39°55’00’’

13                         74°19’00’’                39°55’00’’

14                         74°19’00’’                39°54’00’’

3.

The mine exploration certificate over Xinjiang Province Wuqia County Wuzunagen Lead-Zinc Deposit, area: 19.62 square kilometers; 18 breaking points are circled:

Serial No.           East Longitude          North Latitude

1                           74°49’00’’                39°49’00’’

2                           74°49’00’’                39°50’00’’

3                           74°52’30’’                39°50’00’’

4                           74°53’15’’                39°49’45’’

5                           74°53’30’’                39°49’45’’

6                           74°50’30’’                39°49’30’’

7                           74°54’30’’                39°49’30’’

8                           74°54’30’’                39°49’00’’

9                           74°54’30’’                39°49’00’’

10                         74°56’30’’                39°48’45’’

11                         74°56’15’’                39°48’45’’

12                         74°56’15’’                39°47’45’’

13                         74°54’30’’                39°47’45’’

14                         74°54’30’’                39°48’30’’

15                         74°53’30’’                39°48’30’’

16                         74°53’30’’                39°48’45’’

17                         74°52’30’’                39°48’45’’

18                         74°52’30’’                39°49’00’’

Through consultation, the Parties reach the following articles regarding the issue that Party A transfers 100% equity of Tianzhen Company at one time, and the Parties agree to abide by the articles.

Article 1 Subject of the Equity Transfer, Transfer Price and Payment Method

1.1

Subject of the Equity Transfer: Party A transfers the 100% equities of Tianzhen Company and the above three exploration certificates owned by Tianzhen Company, all files and materials concerning the enterprise (including the application formalities for the mining certificates over Yangye, Huayuan, Yangshugou deposits) and the minerals stored in the deposits to Party B. The modification of the legal representative shall be completed before December 20, 2007.

1.2

Equity Transfer Price and Payment Method: Party A agrees to transfer the 100% equities of Tianzhen Company to Party B and the transfer price is HK$ 22 million. After the signature of this Agreement, Party B shall pay HK$ 22 million to the designated account of Party A within 5 days and Party A shall begin to go through the equity transfer formalities. The account is:

Account name: China Shen Zhou Mining & Resources, Inc.

Account No.: 4647760711

Open bank: Standard Chartered

Address: SCB Xiamen Branch (F)

        9 F

        Bank of China Building

        North Hubin Lu

        Xiamen

        China

Article 2 Transfer of the Equity Ownership

2.1 After Party B pays up the payment of HK$22 million stipulated in this Agreement, Party A shall cooperate with Party B to handle the modifications of legal representative and equity ownership.

Article 3 Warranty of Party A

3.1

Party A warrants that the equities to be transferred under this Agreement and the concerning assets have no mortgage or security of any means, and are free of recourse from any third party. The equities of Tianzhen Company to be transferred is owned by Party A without any defect; Party A has full and lawful rights to depose of the equities to be transferred.

Article 4 Warranty of Party B

4.1 If a reserve of over 200,000 tons copper, lead or zinc minerals is discovered in Jiangejier Lead-Zinc Deposit (the reserve recorded in the detailed geological report issued by the qualified geological exploration and exploitation authority shall prevail), Party B shall pay HK$10 million to Party A as a compensation. Within 15 days after the geological exploration and exploitation authority issues the official report, Party B shall remit the HK$10 million to the designated account of Party A.

Article 5 The Base Date of the Acquisition

5.1 This Agreement shall come into effect after being signed by the Parties and such effective date shall be the base date of the acquisition. After Party B remits the acquisition amount of HK$22 million to the designated account of Party A, Party A and Party B can begin to go through the formality of legal representative modification and equity transfer.

Article 6 Handling of Credit Rights and Debts

6.1 Disposal of Credit Rights and Debts: For the debts occurred before the acquisition base date by Tianzhen Company, Party A shall be responsible for the compensation, and Party B shall have no liabilities. The expenses occurred after the acquisition base date shall be borne by Party B.

Article 7 Modification and Cancellation of the Agreement

7.1 If this Agreement cannot be performed due to natural disasters (such as earthquake, volcanic eruption, typhoon, fire and wind), wars, strikes or any other unforeseeable, unavoidable and insurmountable force majeure events, any Party may cancel this Agreement and the Parties shall not bear any breach liabilities to each other. But the Party encountering force majeure event shall notify the other Party the occurrence of the event in writing. The Parties shall sign for modifying  or cancelling the Agreement and take proper measures to prevent the expansion of the losses caused hereby. Under the circumstances that this Agreement is cancelled, Party A shall refund Party B the paid acquisition payment.

7.2 The valid term of this Agreement shall commence from the date when this Agreement is signed, and end after all acquisition payment stipulated in this Agreement is paid up and the registration of equity transfer is completed.

Article 8 Applicable Law and Dispute Settlement

8.1 This Agreement shall be governed by and interpreted according to the law of the People’s Republic of China.

8.2 For any dispute arisen out of this Agreement or related to this Agreement, the Parties shall first strive to solve it through friendly consultation; if the dispute cannot be solved through consultation, any Party shall have the right to submit the dispute to China International Economic and Trade Arbitration Commission for arbitration. The arbitration place shall be the signature place of the Agreement. The arbitration award shall be final and binding to the Parties.

Article 9 Supplemental Provisions

9.1 After the signature of this Agreement, Party A shall be liable to handle legal representative and equity modification formality together with Party B. If Party A fails to handle the modification within the time limit stipulated by this Agreement, a fine of RMB 30,000 yuan per day shall be paid to Party B.

9.2 This Agreement shall come into effect after being signed by the parties concerned.

9.3 This Agreement shall be made in 4 originals, and each party shall hold one. All originals have same legal effect.

9.4 For any issues not covered in this Agreement, the Parties shall sign supplemental Agreements to this Agreement through consultation. The supplemental Agreements shall have the same legal effect with this Agreement.

Party A                                                                                Party B:

                                                                                            Legal Representative (Signature)

1: Inner Mongolian Xiangzhen Mining Group Co., Ltd.

    Legal Representative (Signature):

2: Yu Xiaojing

Open Bank:                                                                         Open Bank:

Account No.:                                                                       Account No.:

10 December 2007                                                             10 December 2007